                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]   Confidential, for use of the
                                               commission only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         AMERINST INSURANCE GROUP, LTD.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
       (2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
       (4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
       (5)  Total fee paid:

-------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:
-------------------------------------------------------------------------------
       (2)  Form, Schedule or Registration Statement Number:
-------------------------------------------------------------------------------
       (3)  Filing Party:
-------------------------------------------------------------------------------
       (4)  Date Filed:
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

                        AmerInst Insurance Group, Ltd.
                       c/o USA Offshore Management, Ltd.
                              The Vallis Building
                    58 Par-la-Ville Road, P.O. Box HM 1838
                            Hamilton, Bermuda HMHX

                               -----------------

               NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 30, 2002

                               -----------------

To the Shareholders of AmerInst Insurance Group, Ltd.

   The Annual General Meeting of Shareholders of AmerInst Insurance Group, Ltd. (the "Company") will be held on Thursday, May 30, 2002, 10:00 a.m., local time at Richmond House, 12 Par-la-Ville Road, Hamilton, HM 08, Bermuda, for the following purposes:

    1. To elect three directors of the Company to serve for a term expiring at the 2005 Annual General Meeting of Shareholders and one director to serve for a term expiring at the 2004 Annual General Meeting of Shareholders;

    2. To appoint Deloitte & Touche as the Company's independent auditors; and

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors selected the close of business on March 29, 2002 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

   YOUR REPRESENTATION AT THIS MEETING IS IMPORTANT. IF YOU CANNOT BE PRESENT AT THE MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, WHICH, IF MAILED IN THE UNITED STATES, REQUIRES NO POSTAGE.

   A copy of the Company's proxy statement accompanies this notice.

                                          By order of the Board of Directors

                                          /s/ Ronald S. Katch

                                          Ronald S. Katch
                                          Chairman of the Board

May 2, 2002

                        AmerInst Insurance Group, Ltd.
                       c/o USA Offshore Management, Ltd.
                              The Vallis Building
                    58 Par-la-Ville Road, P.O. Box HM 1838
                            Hamilton, Bermuda HMHX

                                  May 2, 2002

                               -----------------

          PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 30, 2002

                               -----------------

                              GENERAL INFORMATION

   This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of AmerInst Insurance Group, Ltd. (the "Company") for use at the Annual General Meeting of Shareholders to be held on Thursday, May 30, 2002, 10:00 a.m., local time at Richmond House, 12 Par-la-Ville Road, Hamilton, HM 08, Bermuda, and at any continuation, postponement, or adjournment thereof. Costs of solicitation will be borne by the Company. Following the original solicitation of proxies by mail, certain officers and agents of the Company may solicit proxies by correspondence, telephone, or in person, but without extra compensation. USA Offshore Management, Ltd., the Company's management company, may assist in the solicitation of proxies. The Company will reimburse brokers and other nominee holders for their reasonable expenses incurred in forwarding proxy materials to beneficial owners.

   Each proxy solicited herewith will be voted as the shareholder directs, but in the absence of such directions will be voted FOR each of the proposals described herein. Any proxy solicited herewith may be revoked by the shareholder at any time prior to the shareholder vote by filing with the Secretary of the Company a written revocation or duly executed form of proxy bearing a later date prior to the shareholder vote or by voting in person at the meeting.

   References to the term "AIIG" refer to the Company's predecessor entity, AmerInst Insurance Group, Inc., a Delaware corporation. On December 2, 1999, the Company and AIIG consummated an exchange transaction pursuant to an Exchange Agreement whereby AIIG transferred all of its assets and liabilities to the Company in exchange for newly issued Common Shares of the Company (the "Exchange"), and AIIG was then liquidated.

                               VOTING SECURITIES

   The close of business on Friday, March 29, 2002 has been fixed as the record date ("Record Date") for determining the holders of Common Shares of the Company entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. As of the Record Date, there were 331,751 shares of the Company's Common Shares issued and outstanding and entitled to vote at the meeting, with such Common Shares being held by 2,476 holders of record. AmerInst Investment Company, Ltd., a wholly-owned indirect subsidiary of the Company holds 20,804 of the Company's Common Shares, constituting approximately 6.3% of the issued and outstanding shares.

   Pursuant to the Company's Bye-Laws, the holders of Common Shares are entitled to elect the Board of Directors. Each Common Share entitles the holder thereof to one vote.

   Four (4) directors will be elected at the 2002 Annual General Meeting of Shareholders.

   Two persons present in person at the Annual General Meeting and representing in person or by proxy at least one-third of the total issued voting Common Shares of the Company is required in order for the Annual General Meeting to be held. Directors will then be elected by the affirmative vote of a majority of the votes cast, in accordance with the Company's Bye-Laws, for the election of directors. Likewise, with respect to the approval of any other action or actions proposed to be taken at the Annual General Meeting, the affirmative vote of the majority of votes cast is required. A shareholder otherwise entitled to vote present in person or represented by proxy may cast a vote by show of hands, or, under certain circumstances in accordance with the Company's Bye-Laws, a demand for a poll can be made whereby each share, be it held by a shareholder or represented by proxy, receives one vote.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table sets forth information as of March 31, 2002 with respect to beneficial ownership of the Company's Common Shares by each person who, to the knowledge of the Company, is a holder of 5% or more of the Company's Common Shares and each director, director nominee and officer of the Company and all directors and officers of the Company as a group. None of the directors, director nominees or officers of the Company, individually or as a group, owns greater than 1% of the outstanding Common Shares of the Company. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise noted, all information in the table and the accompanying footnotes is given as of March 31, 2002, and has been supplied by each of the persons included in the table.

                                                                      Number of Shares of Common
Name                                                                  Shares Beneficially Owned
----                                                                  --------------------------
AmerInst Investment Company, Ltd. (1)................................           20,804
Ronald S. Katch, CPA (2).............................................              400
Bruce W. Breitweiser, CPA (3)........................................              294
Jerome A. Harris, CPA (4)............................................              817
David N. Thompson, CPA...............................................               26
Jeffry I. Gillman, CPA (5)...........................................              100
Irvin F. Diamond, CPA (6)............................................            2,000
Jerrell A. Atkinson, CPA.............................................              216
Paul Bailie..........................................................                0
Richard Lowther......................................................                0
Stuart Grayston......................................................                0
All Directors, Director Nominees and Officers as a Group (10 Persons)            3,853

--------
(1) AmerInst Investment Company, Ltd. is a wholly-owned indirect subsidiary of the Company. Under Bermuda law, AmerInst Investment Company, Ltd. is entitled to vote the Common Shares held by it. AmerInst Investment Company, Ltd. has indicated that it intends to vote the Common Shares held by it for each of the proposals described herein.
(2) Katch, Tyson & Company, CPAs, of which Mr. Katch is a partner, is the record and beneficial owner of the Company's Common Shares shown and has sole voting and investment power with respect to such Common Shares.
(3) Common Shares are held by Country Trust Bank as trustee of the 401(k) Savings Plan of Dunbar, Breitweiser & Company for the benefit of Bruce W. Breitweiser.
(4) Checkers, Simon & Rosner, LLP, of which Mr. Harris is a partner, is the record and beneficial owner of the Common Shares shown and has sole voting and investment power with respect to such shares.
(5) Gillman & Shapiro, P.A., of which Mr. Gillman is the managing shareholder, is the record and beneficial owner of the Common Shares shown and has sole voting and investment power with respect to such shares.
(6) Rogoff Erickson Diamond & Walker, LLP, of which Mr. Diamond is a partner, is the record and beneficial owner of the Common Shares shown and has sole voting and investment power with respect to such shares.

                             ELECTION OF DIRECTORS

   The Board of Directors of the Company consists of nine members as fixed by a shareholders resolution of July 2, 1999. The Company's Bye-Laws divide the directors of the Company into three classes. The directors in a given class are elected for a term of three years, and the term of each class expires in a different year. The holders of the Company's Common Shares are being asked to elect Jeffry I. Gillman, Irvin F. Diamond and Jerrell A. Atkinson, whose terms expire this year, each to a three-year term expiring at the 2005 Annual General Meeting, or until their successor(s) shall have been duly elected and qualified. The holders of the Company's Common Shares are also being asked to elect Stuart Grayston, who will replace Paul Bailie on the Board, to complete Mr. Bailie's term, which expires at the 2004 Annual General Meeting of Shareholders, or until his successor is duly elected and qualifed.

   Listed below is the name, age, officer position with the Company, principal business experience during the last five years, and other information regarding each person proposed to be nominated for election as a director as well as the continuing directors of the Company.

   Officers of the Company are elected annually by the Board of Directors to serve for a term of one year or until a successor is duly elected and qualified.

   The Board upon recommendation of the Nominating Committee, has nominated Jeffry I. Gillman, Irvin F. Diamond and Jerrell A. Atkinson to serve for a term of three years, and Stuart Grayston to serve for the two years remaining of Mr. Bailie's term. All proxies received from holders of Common Shares will be voted FOR the election of such nominees, except to the extent that persons giving such proxies withhold authority to vote for such nominees. The Company believes that the nominees for director will be able to serve. If any nominee would be unable to serve, the enclosed proxy confers authority to vote in favor of such other person as the Board of Directors at the time recommends to serve in place of such nominee.

   The Board recommends that Shareholders vote "FOR" the election of Messrs. Gillman, Diamond, Atkinson and Grayston.

Nominees for Election as Directors

Jeffry I. Gillman   Age 60. Director of the Company since July 1999. Director of AIIG from February 1999 to December 1999. Mr. Gillman is the President of Gillman & Shapiro, P.A., in South
                    Miami, Florida, USA. Former member of the AICPA Professional Liability Insurance
                    Plan Committee. Former founding trustee of the Florida Institute of CPAs Health Benefit
                    Trust.

Irvin F. Diamond    Age 60. Director of the Company since July 1999. Director of AIIG from February 1999 to December 1999. Partner in Rogoff Erickson Diamond & Walker, LLP. Current
                    member of the Board of Directors of Coopers, Inc. and Cimarron Health Plan, an HMO.
                    Current member of the AICPA Insurance Programs Executive Committee. Former
                    member of the New Mexico Society of Certified Public Accountants Professional
                    Liability Task Force. Former member and Vice President of the AICPA Board of
                    Directors. Former President of the New Mexico Society of Certified Public Accountants.
                    Mr. Diamond is a Certified Financial Planner, an AICPA Personal Financial Specialist,
                    and a Registered Investment Advisor in the State of New Mexico. For more than 16 years, Mr. Diamond has been a recognized national expert witness and litigation consultant in CPA's professional liability matters, having served in this capacity more than 25 times.

Jerrell A. Atkinson Age 60. Director of the Company since September 1999. Founder of Atkinson & Co.,
                    Ltd. in 1971, Managing Director until 1998, and currently Senior Director. Current member of the AICPA Life and Disability Insurance Committee and the AICPA
                    Benevolent Fund, Inc. Former member of the AICPA Board of Directors, Finance
                    Committee, P.C.P.S. Division of firms (Chairman-1990-1993) and M.A.P. Committee.
                    Former President of the New Mexico Society of CPA's. Mr. Atkinson is also a Certified
                    Valuation Analyst (C.V.A.).


Stuart Grayston Age 61. President of USA Offshore Management, Ltd. since November 2001. Founder and President of Grayston Consulting Services since April 1993. Mr. Grayston was with
                Frank B. Hall from 1988 to 1992 as President and CEO of their worldwide Alternative
                Market Division, which included captive management operations in Bermuda, Vermont and Colorado. Prior to 1988, Mr. Grayston was President of Skandia Insurance
                Management and Hanna Insurance Management in Bermuda, which merged with a captive insurance management firm in Bermuda that Mr. Grayston established in 1977.

Continuing Directors


Ronald S. Katch      Age 68. Chairman of the Board of Directors. Director of the Company since July 1998.
                     Treasurer of AIIG from 1991 to December 1999. Director of AIIG since its formation in
                     September of 1987 to December 1999. Managing Partner of Katch, Tyson & Company,
                     CPAs, located in Northfield, Illinois, USA. Former member and Chairman of the AICPA
                     Professional Liability Insurance Plan Committee.

Bruce W. Breitweiser Age 53. Vice Chairman of the Board of Directors. Director of the Company since July
                     1998. Vice President of AIIG from 1993 to December 1999. Director of AIIG from
                     November, 1991 to December 1999. Managing Partner of Dunbar, Breitweiser &
                     Company, LLP, Bloomington, Illinois, USA.

Jerome A. Harris     Age 59. Director of the Company since July 1998. Assistant Secretary of the Company since September 1999. Secretary and Assistant Treasurer of AIIG since May 1998.
                     Assistant Secretary and Assistant Treasurer of AIIG from December 1995 through May
                     1998. Director of AIIG since May of 1995. Managing Partner of Checkers, Simon &
                     Rosner, LLP, Chicago, Illinois, USA. Senior Managing Director of American Express
                     Tax and Business Services. Founding and past board member and past member of the
                     Executive Committee of the Accountants Liability Assurance Company, Ltd. Former
                     Chairman of the Illinois CPA Society Insurance Liability Task Force.

David N. Thompson    Age 51. Director of the Company since July 1998. Assistant Secretary of the Company since September 1999. Director of AIIG from May 1998 to December 1999. Chairman and Chief Executive Officer of E-Insure Services, Inc., an Internet insurance marketplace since 1996. He also held positions as President and CEO of Millers American Group in
                     1988 and 1999, and Senior Vice President-Mergers and Acquisitions, at Meadowbrook
                     Insurance Group, Inc., in 1998. He was COO of Alexander & Alexander's Affinity
                     Group in 1997 and 1996, and prior thereto he was Chairman, President and Chief
                     Executive Officer, with Crum & Forster Managers Group, an underwriter of property and casualty insurance and the predecessor to Coregis Insurance Company. Mr. Thompson is a CPA.

Richard Lowther      Age 36. Director of the Company since June 2001. Vice President and Treasurer of the
                     Company since June 2001. Associate of JLT Risk Solutions Management (Bermuda),
                     Ltd. from 2000-2001. Account Manager at Marsh Bermuda from 1998 to 2000. Audit
                     Senior at Auditor General of British Columbia from 1993 to 1998.

                            APPOINTMENT OF AUDITORS

   Deloitte & Touche has been retained by the Company as its independent auditor since the Exchange due to their expertise with respect to Bermuda domiciled entities.

   The Board of Directors recommends that shareholders vote "FOR" the appointment of Deloitte & Touche as the Company's independent auditors.

                         BOARD AND COMMITTEE MEETINGS

   There were seven committees of the Board of Directors during 2001 constituted as follows:

Committee                              Members
---------                              -------
Shareholder Relations Committee        Messrs. Gillman, Diamond, and Bailie

Audit Committee                        Messrs. Breitweiser and Gillman

Finance and Actuarial Committee        Messrs. Harris, Atkinson, and Lowther

Investment Committee                   Messrs. Breitweiser, Diamond, and Lowther

Underwriting and Reinsurance Committee Messrs. Harris, Thompson, and Lowther

Public Relations Committee             Messrs. Thompson and Atkinson

Nominating Committee                   Messrs. Harris and Thompson

   The seven committees respectively have and may exercise the full power of the Board of Directors, as to all matters relating to the ownership, transfer or redemption of the Company's Common Shares; the annual audit of the Company's financial statements and the review and approval of the Company's fiscal year budget; the Company's investment activity; the review and negotiation of reinsurance contracts; the consideration of various opportunities and options available to the Company; the coordination of press releases and other communications with the public; and the consideration of nominees to the Board of Directors.

   The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee has the authority to consider the qualification of the Company's independent auditors and make recommendations to the Board of Directors as to their suitability for recommendation to the shareholders for appointment, approve any material, non-audit services to be rendered by such independent auditors, and review and resolve any differences of opinion between such independent auditors and management relating to the preparation of the Company's financial statements.

   During 2001, the Audit Committee met twice, the Investment Committee met three times, the Finance and Actuarial Committee met once, the Nominating Committee met once, and the Underwriting and Reinsurance Committee met once. During 2001, the Shareholder Relations Committee and the Public Relations Committee conducted their respective committee business informally without a meeting.

   The Board of Directors held a total of three meetings during 2001. All Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by each committee of the Board on which such Directors served.

                      EXECUTIVE AND DIRECTOR COMPENSATION

   Directors of the Company receive an annual retainer of $10,000. They are also paid $600 per half day for each Board meeting and $125 per hour for each committee meeting attended during the calendar year. The Directors of the Company who fill officer positions of the Company do so without salary or other compensation. Directors are entitled to receive reimbursement for expenses incurred in attending Board or committee meetings of the Company or when otherwise acting on behalf of the Company.

   None of the directors of the Company received compensation from the Company exceeding $60,000 during the Company's 2001 fiscal year. The total compensation of all directors in 2001 was $167,558.

   There is a management agreement between USA Offshore Management, Ltd. ("USAOM") and the Company, pursuant to which USAOM has agreed to provide certain management services to the Company. JLT Risk Solutions Management (Bermuda), Ltd. ("JLT") has been retained by USAOM to assist with such management services. Paul Bailie and Richard Lowther, who served as President and Vice President/Treasurer, respectively, of the Company in 2001 are employed by JLT. Stuart Grayston, who will serve as President of the Company in 2002, is employed by USAOM.

                    CERTAIN TRANSACTIONS AND RELATIONSHIPS

   Since 1967 the AICPA has sponsored the AICPA Professional Liability Insurance Plan (the "AICPA Plan" or "Plan"). The initial business of AmerInst Insurance Group, Ltd., the Company's insurance subsidiary (the "Subsidiary"), has been to act as a reinsurer of professional liability insurance policies having effective dates on or after April 1, 1988, which are issued by the primary insurer under the AICPA Plan.

   The AICPA Plan Committee (the "Committee") evaluates the Plan periodically in order to effect changes that the Committee believes will result in a stable and competitively priced source of professional liability insurance coverage for those accounting firms insured under the Plan. To this end, the Committee was involved in the organization of the Company and the Subsidiary, including the selection of the initial directors of the Company. However, the AICPA does not direct the affairs of, it is not responsible for any obligations of, nor does it receive any direct economic benefit from, either the Company or the Subsidiary.

   Although the Subsidiary has entered into reinsurance agreements with the primary insurer under the Plan and another reinsurer under the Plan, and intends to cooperate with the AICPA in the provision, through such reinsurance agreements and otherwise, of reinsurance capacity for the Plan, the Subsidiary has no contractual right to long-term involvement in the Plan. Similarly, other than as provided by the aforementioned reinsurance agreements, the Subsidiary is not obligated to use its reinsurance capacity as part of the Plan and may, in the discretion of its Board of Directors, provide reinsurance for accountants' professional liability coverage in programs not sponsored by the AICPA.

                         REPORT OF THE AUDIT COMMITTEE

   Management has primary responsibility for the integrity of the Company's financial information. Deloitte & Touche has audited the Company's financial statements in accordance with generally accepted auditing standards and expressed an opinion on the financial statements based on those audits. The Audit Committee is responsible for overseeing the conduct of these activities by management and Deloitte & Touche.

   As part of its responsibility, the Audit Committee has reviewed and discussed the audited financial statements with management and Deloitte & Touche. The Audit Committee has also discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche that firm's independence.

   Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                            ACCOUNTING INFORMATION

   Deloitte & Touche served as the Company's independent public accountant for the fiscal year ended December 31, 2001. The Company does not anticipate that a representative of Deloitte & Touche will be present at the Annual General Meeting.

   Deloitte & Touche has been retained by the Company as its independent auditor since the Exchange due to their expertise with respect to Bermuda domiciled entities.

  Audit Fees

   The aggregate fees billed for professional services rendered for the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2001 and for the reviews of the Company's consolidated financial statements included in its quarterly reports filed with the Securities and Exchange Commission on Forms 10-Q and 10-K for fiscal year then ended were approximately $54,000. The Company did not pay any fees to Deloitte & Touche for any professional services other than those related to the annual audit and quarterly reviews of the Company's financial statements.

                            REPORT TO SHAREHOLDERS

   The Company has mailed this Proxy Statement to each shareholder entitled to vote at the Annual General Meeting. A copy of the Company's 2001 Annual Report accompanies this Proxy Statement. Included in the 2001 Annual Report are the Company's consolidated financial statements for the fiscal year ended December 31, 2001. Shareholders may obtain, at no charge, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001 by contacting the Shareholder Services Division in writing at P.O. Box 1330, Montpelier, Vermont 05601; by phone at 800-422-8141; or via the Internet at www.AmerInst.bm. As required by Section 84 of the Companies Act, the Company's consolidated financial statements, including the auditor's report, will be laid before the Annual General Meeting, but no shareholder action is required.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Shares, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

   To the best of the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Section 16(a) forms were required for those persons, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2001.

             SHAREHOLDER PROPOSALS FOR 2003 ANNUAL GENERAL MEETING

   Pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), shareholders of the Company may present proper shareholder proposals for inclusion in the Company's Proxy Statement and form of proxy for presentation and consideration at the Company's 2003 Annual General Meeting of Shareholders. In order to be so included in the Company's 2003 Annual General Meeting, shareholder proposals must be received by the Company no later than January 10, 2003 and must otherwise comply with the requirements regarding shareholder proposals under Rule 14a-8 of the Exchange Act. If a shareholder who has notified the Company of his intention to present a proposal at the 2003 Annual General Meeting does not appear personally or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at the 2003 Annual General Meeting.

   All notices of proposals by shareholders, whether or not to be included in the proxy materials, should be sent to the attention of the Secretary of the Company at its principal executive offices at AmerInst Insurance Group, Ltd., c/o USA Offshore Management, Ltd., The Vallis Building, 58 Par-la-Ville Road, P.O. Box HM 1838, Hamilton, Bermuda HMHX.

                                OTHER BUSINESS

   As of the date hereof, the foregoing is the only business which management intends to present, or is aware that others will present, at the Annual General Meeting. If any other proper business should be presented at the Annual General Meeting, the proxies will be voted in respect thereof in accordance with the discretion and judgment of the person or persons voting the proxies.

                                          By order of the Board of Directors

                                          /s/ Ronald S. Katch

                                          RONALD S. KATCH
                                          Chairman of the Board
                                          AmerInst Insurance Group, Ltd.

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

PROXY                   AMERINST INSURANCE GROUP, LTD.                    PROXY

          This Proxy is solicited on behalf of the Board of Directors for the Annual General Meeting of Shareholders to be held May 30, 2002.

      Ronald S. Katch and Bruce W. Breitweiser, or either of them, are designated as proxies, with full power of substitution, to vote all the Common Shares of AmerInst Insurance Group, Ltd. which the undersigned may be entitled to vote at the Annual General Meeting of Shareholders to be held on May 30, 2002, or at any adjournment thereof, as specified on the reverse side of this card.

      You may enter your vote on the reverse side of this card.

      The Company's directors recommend a vote FOR each proposal listed. The proxies shall vote as specified, but if no choice is specified the proxies shall vote in accordance with the recommendations of the Company's directors. If other business is presented at said meeting, this proxy shall be voted in accordance with the best judgment of the proxies on those matters.

       YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE THE REVERSE SIDE AND
            RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 (Continued and to be signed on reverse side.)

                        AMERINST INSURANCE GROUP, LTD.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
[                                                                           ]

       1. Election of four (4) directors:
          Nominees: Jeffry I. Gillman, Irvin F. Diamond
          Jerrell A. Atkinson and Stuart Grayston
                                                                         For All
        (Except Nominee written below).                    For  Withheld  Except
                                                           [_]    [_]      [_]

                                                             For Against Abstain
2. Appointment of Deloitte & Touche as the Company's
   independent auditor.                                      [_]   [_]     [_]

3. With discretionary power in the transaction of such other business as may properly come before the meeting.

                                Date ____________________________, 2002

                                Signature(s)___________________________
                                Print Name
                                IMPORTANT: Please date this proxy and sign exactly as your name or names appear(s) in the Company's records. If the stock is held jointly, signatures should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give full title. In order to ensure that your shares will be represented at the Annual General Meeting, please sign, date, and return this proxy promptly in the enclosed postage-prepaid envelope or by facsimile to Bank of Butterfield at (441) 295-6759, Attn: Sylvain LaCoursiere.